Filed Pursuant to Rule 497(e)

File No. 333-189544

CORPORATE CAPITAL TRUST, INC.

Supplement Dated September 29, 2015

to

Prospectus Dated April 30, 2015

This supplement contains information that supplements and amends, is a part of, and should be read in conjunction with the prospectus of Corporate Capital Trust, Inc. dated April 30, 2015, as supplemented and amended (the “Prospectus”). The Prospectus has been filed with the U.S. Securities and Exchange Commission and is available at www.sec.gov, or by calling (866) 650-0650. Capitalized terms used in this supplement shall have the same meaning as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objectives, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

RECENT EVENTS

Decrease in Public Offering Price

On September 29, 2015, our board of directors decreased the offering price of our public offering of common stock from $10.75 per share to $10.45 per share. The new price will take effect for the weekly closings for subscriptions for our common stock commencing on September 30, 2015. The purpose of this action is to ensure that our net asset value per share is not less than 97.5% of the net public offering price. As a result of the decrease in our public offering price, our maximum sales load and the net proceeds per share will correspondingly decrease from $1.075 to $1.045 and from $9.675 to $9.405, respectively.